CONSENT OF INDEPENDENT REGISTERED PUBLIC ACCOUNTING FIRM

We hereby consent to the incorporation by reference in this Registration Statement on Form N-1A of Russell Investment Company of our reports dated December 22, 2025, relating to the financial statements and financial highlights of the Funds listed in Appendix 1, which appear in the Russell Investment Company’s Certified Shareholder Report on Form N-CSR for the year ended October 31, 2025. We also consent to the references to us under the headings “Independent Registered Public Accounting Firm” and “Financial Highlights” in such Registration Statement.

PricewaterhouseCoopers LLP

Seattle, WA

February 26, 2026

Appendix 1

Russell Investment Company Multifactor U.S. Equity Fund

Russell Investment Company Equity Income Fund

Russell Investment Company Sustainable Aware Equity Fund

Russell Investment Company U.S. Strategic Equity Fund

Russell Investment Company U.S. Small Cap Equity Fund

Russell Investment Company Multifactor International Equity Fund

Russell Investment Company International Developed Markets Fund

Russell Investment Company Global Equity Fund

Russell Investment Company Emerging Markets Fund

Russell Investment Company Tax-Managed U.S. Large Cap Fund

Russell Investment Company Tax-Managed U.S. Mid & Small Cap Fund

Russell Investment Company Tax-Managed International Equity Fund

Russell Investment Company Tax-Managed Real Assets Fund

Russell Investment Company Opportunistic Credit Fund

Russell Investment Company Long Duration Bond Fund

Russell Investment Company Strategic Bond Fund

Russell Investment Company Investment Grade Bond Fund

Russell Investment Company Short Duration Bond Fund

Russell Investment Company Tax-Exempt High Yield Bond Fund

Russell Investment Company Tax-Exempt Bond Fund

Russell Investment Company Global Infrastructure Fund

Russell Investment Company Global Real Estate Securities Fund

Russell Investment Company Multi-Strategy Income Fund

Russell Investment Company Multi-Asset Strategy Fund

Russell Investment Company Conservative Strategy Fund

Russell Investment Company Moderate Strategy Fund

Russell Investment Company Balanced Strategy Fund

Russell Investment Company Aggressive Strategy Fund

Russell Investment Company Equity Aggressive Strategy Fund

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